Contingencies	12 Months Ended
Dec. 31, 2023
Contingencies
Contingencies

19. Contingencies

Camsing Incident

As disclosed in Note 14, the Group offerd a voluntary settlement plan in 2020 to all affected Camsing investors, and as of December 31, 2022, approximately 72.7% of the Camsing investors had accepted the settlement plan, representing approximately 75.4% of the total outstanding investments of RMB3.4 billion under the Camsing Products. The Group currently has no new settlement plan for the remaining unsettled investors, but would not preclude reaching settlements in the future with similar terms. The Group estimated the probable amount of future settlement taking into consideration of possible forms of settlement and estimated acceptable level, and recorded it as a contingent liability in the amount of US$68.0 million (RMB469.0 million) as of December 31, 2022.

As of December 31, 2023, there were 44 investors whose legal proceedings against Shanghai Gopher and/or its affiliates, with an aggregate claim amount over RMB140.0 million were still outstanding. The Group is of the view that these proceedings will not have a material adverse effect on the Group’s business. As the date of this report, the management has assessed, based on its PRC legal counsels’ advices, the Group cannot reasonably predict the timing or outcomes of, or estimate the amount of loss, or range of loss, if any, related to the pending legal proceedings.

Litigation

In December 2022, the Group received a civil judgment from the Bozhou Intermediate People’s Court of Anhui Province (the “First Instance Court”). The judgement related to a civil lawsuit brought by an external institution (the “Plaintiff”) against Noah (Shanghai) Financial Leasing Co., Ltd. (the “Defendant”, one subsidiary of the Company).

The First Instance Court first accepted the civil lawsuit filed by the Plaintiff against the Defendant in August 2019 respecting the financial consultancy services provided by the Defendant to the Plaintiff on its investment process. The Defendant charged a fee of RMB500,000 for providing such consultancy services to the Plaintiff. In December 2020, the First Instance Court dismissed the Plaintiff’s case. In March 2021, the High People’s Court of Anhui Province (the “Appellate Court”) dismissed the Plaintiff’s appeal to the ruling of the First Instance Court. No contingent liabilities with respect to the civil claim were recorded by the Group in 2021.

The Plaintiff subsequently, for the third time, applied for a retrial to the Supreme People’s Court. In February 2022, the Supreme People’s Court issued an order revoking the aforementioned rulings and remanding the case to the First Instance Court for retrial. While the Group held the same view as before that the claim of the Plaintiff is without merit and is unfounded, in December 2023, the First Instance Court awarded the Plaintiff monetary damages of RMB99.0 million and corresponding interests (the “First-instance Ruling”). The First-instance Ruling is not yet effective until the appellate process is concluded. Considering the judgement in the First-instance Ruling as of December 31, 2022, although it remains subject to appeal and applicable post-judgment proceedings, the Group reserved a contingent liability of RMB99.0 million.

In late March 2024, the Group received the final ruling from the Appellate Court, which supports the First-instance Ruling and became effective immediately. As a result, the contingency was resolved and the payable for the litigation of RMB99.0 million was included in other current liabilities as of December 31, 2023.

Others

The Group is subject to periodic legal or administrative proceedings in the ordinary course of business. Other than those related to the Camsing Incident and the litigation mentioned above, the Group does not have any pending legal or administrative proceedings to which the Group is a party that will have a material effect on its business or financial condition.